Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.21G

ELEVENTH AMENDMENT

TO THE

RESTATED AND AMENDED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC

This ELEVENTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). The Effective Date of this Amendment is the date last signed below. CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement (CSG document #2296663) dated July 1, 2008 (the “Agreement”) and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following:

1.	Customer desires to utilize, and CSG agrees to deliver CSG’s Event Management Service, which allows custom business rules to be developed to enhance the Precision eMail.

2.	Therefore, Schedule C of the Agreement, entitled “RECURRING SERVICES,” shall be amended to add the following to the list of Recurring Services:

CSG’s Event Management

3.	Schedule C shall be further amended by adding the Service description for CSG’s Event Management as Exhibit C-17, which is attached hereto and incorporated herein by this reference.

2.	Schedule F, Fees, CSG Recurring Services, of the Agreement shall be amended to add a new Section VIII entitled “CSG’s Event Management,” as follows:

CSG RECURRING SERVICES

VIII. CSG’s Event Management

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.	Customer will use commercially reasonable efforts to keep its hardware and software in conformance with the Designated Environment specifications that CSG may provide from time to time. If the Customer is not utilizing the product in a certified Designated Environment or Customer has added third party applications, Customer shall be responsible for making all necessary modifications to such third party applications to ensure they function properly with any updates or upgrades to the Service. Custom software modifications are not included in this Agreement, but may be added to the Agreement and priced by mutual agreement of the parties.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Andrew J. Baer	By:	/s/ Joseph T. Ruble
Name:	Andrew J. Baer	Name:	Joseph T. Ruble
Title:	SVP & CIO	Title:	EVP, CAO & General Counsel
Date:	11/28/11	Date:	12-12-11

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit C-17

CSG’s Event Management

CSG’s Event Management. CSG’s Event Management is comprised of CSG Interactivate which provides the basis for custom workflows and business rules to be developed as part of the implementation project or follow-on projects to enhance messaging capabilities.